OPTIONS AND STOCK PURCHASE AGREEMENT This Options and Stock Purchase Agreement dated effective as of October 10, 2014 (the "Agreement") is by and between Magellan Petroleum Corporation, a Delaware corporation (the "Company"), and William H, Hastings, a Falmouth, Maine resident (the "Seller"). RECITALS WHEREAS, the Seller owns exercisable options previously granted under the Company's 1998 Stock Incentive Plan, as amended, to purchase 1,512,500 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at an exercise price of$1.20 per share (the "Options"), and 250,000 shares of Common Stock held in book entry form in an individual retirement account for the benefit of the Seller (the "IRA Shares"); and WHEREAS, the Seller wishes to sell such Options and IRA Shares to the Company, and the Company wishes to purchase such Options and IRA Shares from the Seller, subject to the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I PURCHASE OF OPTIONS AND IRA SHARES 1.1 Purchase of Options and IRA Shares Subject to the terms and conditions set forth herein, the Seller agrees to sell to the Company, and the Company agrees to purchase from the Seller, the Options and the IRA Shares at a total purchase price of$I,445,625.00 (the "Purchase Price"). 1.2 Consideration to be Delivered As promptly as reasonably practicable but in no event later than five business days after the date of this Agreement, (i) the Company shall deliver to the Seller cash (pursuant to wire transfer instructions to be furnished by the Seller) in the amount of the Purchase Price, without interest and less applicable tax withholding with respect to the Options, and cancel the Options, upon which cancellation the Seller shall no longer have any rights thereunder; and (ii) the Seller shall irrevocably cause the IRA Shares to be delivered to the Company by book-entry transfer of the IRA Shares to the Company. The Company shall not be obligated to wire transfer the Purchase Price, without interest and less applicable tax withholding with respect to the Options, to the Seller until the Company is able to confirm with Broadridge, the Company's stock transfer agent, that the Seller has irrevocably caused the IRA Shares to be transferred from the Seller to the Company (including the satisfaction by the Seller of any Medallion Signature Guarantee and any other requirements by Broadridge to effect such transfer). DMWEST#11351237 v3

ARTICLE II REPRESENTATIONS AND WARRANTIES 2.1 Representations and Warranties of the Company The Company represents and warrants to the Seller that: (a) This Agreement has been duly approved by all necessary corporate action by the Company, has been duly executed and delivered by the Company, and is the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms. (b) The Company has had the opportunity to ask questions of and request information and documents from the Seller concerning the Seller's ownership of the Options and the IRA Shares and to receive corresponding answers, information, and documents from the Seller, and the Company desires no further information from the Seller concerning the purchase of the Options and the IRA Shares. 2.2 Representations and Warranties of the Seller The Seller represents and warrants to the Company that: (a) This Agreement has been duly approved by all necessary action by the Seller, has been duly executed and delivered by the Seller, and is the legal, valid, and binding obligation of the Seller, enforceable against the Seller in accordance with its terms. (b) The Seller owns the Options and the IRA Shares free and clear of all liens, encumbrances, security interests, pledges, charges, or claims, and the Seller has disclosed to the Company all material facts relating to the Seller's ownership of the Options and the IRA Shares. As a former executive officer and member of the Board of Directors of the Company, the Seller is familiar with the Company and its business and has had the opportunity to ask questions of and request information and documents from the Company concerning the Company, and to receive corresponding answers, information, and documents from the Company, subject to an agreement by the Seller to maintain the confidentiality of any material nonpublic information about the Company or its securities and to use such information only in connection with the transaction that is the subject of this Agreement, and the Seller desires no further information from the Company concerning the sale of the Options and the IRA Shares. 3.1 Counterparts ARTICLE III MISCELLANEOUS This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Executed signature pages hereto may be delivered by email or fax transmission. 2

3.2 Applicable Law and Venue This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado, without giving effect to any conflicts oflaws principles thereof which would result in the application of the laws of another jurisdiction, except that the Delaware General Corporation Law shall govern as to matters of corporate law with respect to the Company. The place of any mediation, arbitration, or judicial resolution of any dispute under this Agreement shall be Denver, Colorado. [Signature page follows 1 3

IN WITNESS WHEREOF, the parties hereto have executed this Options and Stock Purchase Agreement effective as of the date first above written. COMPANY: MAGELLAN PETROLEUM CORPORATION ;:;~~:;.'~~~~~~~~==~~~----/" By:' .... J. Thomas Wilson ~ President and Chief Executive Officer SELLER: By: __ ~~ ______ ~ ______________ __ William I-I. Hastings 4

IN WITNESS WHEREOF, the parties hereto have executed this Options and Stock Purchase Agreement effective as of the date first above written. COMPANY: MAGELLAN PETROLEUM CORPORATION By: ________________________________ _ 1. Thomas Wilson President and Chief Executive Officer SELLER: By: ----~+_--~~~~----_7+_------- 4